UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2007
CINTEL CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-100046 (Commission File Number)	52-2360156 (I.R.S. Employer Identification Number)

9900 Corporate Campus Drive, Suite 3,000, Louisville, KY 40223
(Address of principal executive offices) (zip code)

(502) 657-6077
(Registrant's telephone number, including area code)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Form 8-K/A is being filed as an amendment to the Form 8-K filed by Cintel Corp. related to events which occurred on August 27, 2007. The only portion of such Form 8-K being amended is to include the financial statements required to be filed thereunder.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired
Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2006 and 2005
Statements of Operations and Comprehensive Income for the years ended December 31, 2006 and 2005
Statements of Stockholder’s Equity for the years ended December 31, 2006 and 2005
Statements of Cash Flows for the years ended December 31, 2006 and 2005

(b) Pro Forma Financial Information

Pro Forma Consolidated Balance Sheet as June 30, 2007
Pro-forma Consolidated Statement of Operations for the Six Months ended June 30, 2007
Pro-forma Consolidated Statement of Retained Earnings (Accumulated Deficit) for the Six Months ended June 30, 2007
Notes to Pro-Forma Consolidated Financial Statements

(c)  Exhibits.

Exhibit Number	Description
10.1	Share Subscription Agreement dated as of August 27, 2007 (1)
99.1	Press Release of Cintel Corp. dated August 30, 2007 (1)

(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed on August 31. 2007.

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINTEL CORP.

Dated: November 12, 2007	By: /s/ Sang Don Kim
Sang Don Kim
Chief Executive Officer

3

PHOENIX DIGITAL TECH CO., LTD.

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

WITH

INDEPENDENT ACCOUNTANTS’ REPORT

PHOENIX DIGITAL TECH CO., LTD.

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Phoenix Digital Tech Co., Ltd.

We have audited the accompanying balance sheets of Phoenix Digital Tech Co., Ltd. (a corporation organized under the laws of Republic of Korea) (the “Company”) as of December 31, 2006 and 2005, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Phoenix Digital Tech Co., Ltd. at December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

Los Angeles, California

October 26, 2007

PHOENIX DIGITAL TECH CO., LTD.
Balance Sheets
December 31, 2006 and 2005

ASSETS

	2006	2005

Current assets:
Cash and cash equivalents	$1,274,092	$7,582,224
Accounts receivable, net (Note 2)	7,205,141	6,333,812
Inventories (Note 3)	8,606,785	12,752,585
Investments, short-term (Note 4)	604,949	770,037
Deferred tax asset (Note 11)	-	101,331
Prepaid and other current assets	804,544	207,775

Total current assets	18,495,511	27,747,764

Property, Plant and equipment, net (Note 6)	24,684,809	9,046,808

Other assets:
Investments in securities (Note 5)	12,160,775	10,622,060
Investments, long-term (Note 4)	194,985	138,900
Intangible assets (Note 7)	1,994,279	-
Security deposits and other assets	2,195,064	1,118,538

Total other assets	16,545,103	11,879,498

Total assets	$59,725,423	$48,674,070

PHOENIX DIGITAL TECH CO., LTD.
Balance Sheets
December 31, 2006 and 2005

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2006	2005
Current liabilities:
Accounts payable (Note 12)	$9,991,502	$16,108,243
Accrued expenses	2,177,777	1,360,609
Short-term notes payable (Note 8)	11,574,868	495,050
Deposits from customers	1,896,200	14,098,826
Income tax payable	447,918	1,255,905
Other payables	134,778	152,678

Total current liabilities	26,223,043	33,471,311

Long-term liabilities:
Accrued severance benefits (Note 9)	743,402	-
Long-term debts (Note 10)	16,926,900	-

Long-term liabilities	17,670,302	-

Total liabilities	43,893,345	33,471,311

Commitments and contingencies (Note 16)

Stockholders' equity: (Notes 14)
Common stocks: 2,000,000 shares authorized, 500,000 shares issued and outstanding at KRW 5,000 par value	2,097,315	2,097,315
Accumulated other comprehensive income	2,912,566	4,758,318
Retained earnings - appropriated	2,987,588	1,890,061
Retained earnings - unappropriated	7,834,609	6,457,065

Total stockholders' equity	15,832,078	15,202,759

Total liabilities and stockholders' equity	$59,725,423	$48,674,070

PHOENIX DIGITAL TECH CO., LTD.
Statements of Operations and Comprehensive Income
For the Years Ended December 31, 2006 and 2005

	2006	2005

Net sales (Notes 2 and 13)	$58,194,998	$58,988,018

Cost of goods sold (Note 12)	49,953,785	51,567,731

Gross profits	8,241,213	7,420,287

Selling, general and administrative expenses	3,567,816	2,952,528

Income from operations	4,673,397	4,467,759

Other income (expenses):
Interest income	218,912	234,922
Rental income	-	6,862
Miscellaneous income	159,271	161,357
Net gain (loss) on sale of investments	878	(9,190)
Interest expenses	(337,023)	(201,449)
Foreign currency transaction gain (loss)	(34,131)	98
Impairment loss on assets	(526,793)	-
	(518,886)	192,600

Income before income taxes	4,154,511	4,660,359

Income taxes (Note 11)	1,141,805	1,326,086

Net income	3,012,706	3,334,273

Other comprehensive income (loss):
Foreign currency translation adjustments	1,122,121	306,904
Unrealized gain (loss) on investments	(2,967,873)	4,441,752
	(1,845,752)	4,748,656

Comprehensive income	$1,166,954	$8,082,929

Earnings per share - basic and diluted (Note 15)	$6.03	$6.67

Weighted average number of common shares outstanding - basic and diluted	500,000	500,000

PHOENIX DIGITAL TECH CO., LTD.
Statements of Stockholders’ Equity
For the Years Ended December 31, 2006 and 2005

	Common Stock		Retained Earnings		Accumulated Other
	Shares	Amount	Statutory Reserve	Un-appropriated	Comprehensive Income (loss)	Total

Balance, January 1, 2005	500,000	$2,097,315	$1,869,088	$3,410,593	$9,662	$7,386,658

Statutory surplus reserves (Note 14)			20,973	(20,973)	-	-

Unrealized gain on investment			-	-	4,441,752	4,441,752

Foreign currency adjustment			-	-	306,904	306,904

Net income			-	3,334,273	-	3,334,273

Cash dividends			-	(266,828)	-	(266,828)

Balance, December 31, 2005	500,000	2,097,315	1,890,061	6,457,065	4,758,318	15,202,759

Statutory surplus reserves			1,097,527	(1,097,527)	-	-

Unrealized loss on investment			-	-	(2,967,873)	(2,967,873)

Foreign currency adjustment			-	-	1,122,121	1,122,121

Net income			-	3,012,706	-	3,012,706

Cash dividends			-	(537,635)	-	(537,635)

Balance, December 31, 2006	500,000	$2,097,315	$2,987,588	$7,834,609	$2,912,566	$15,832,078

PHOENIX DIGITAL TECH CO., LTD.
Statements of Cash Flows
December 31, 2006 and 2005

	2006	2005
Cash flows from operating activities:
Net income	$3,012,706	$3,334,273
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	724,782	799,956
Provision for inventory impairment	252,777	-
Impairment of intangible assets	230,483	322,275
Accrued severance benefits	743,402	-
Net loss on sale of property	291,173	-
Statutory reserve	1,097,527	20,973
(Increase) decrease in assets:
Accounts receivable	578,558	5,045,086
Other receivable	(1,449,887)	599,089
Inventory	3,893,023	(509,431)
Prepaid expenses and other assets	(495,438)	321,067
Increase (decrease) in liabilities:
Accounts payable	(6,116,741)	209,087
Accrued expenses	1,463,569	1,330,734
Deposits from customers	(12,202,626)	4,737,984
Income tax payable	(807,987)	1,210,013
Severance benefits paid	(646,401)	(652,436)
Other payables	(17,900)	83,815
Cash provided by (used in) operating activities	(9,448,980)	16,852,485

Cash flows from investing activities:
Investments in securities	(7,683,405)	(4,778,040)
Acquisition of fixed assets	(14,381,697)	(1,456,810)
Acquisition of intangible assets	(2,224,762)	-
Increase in deposits	(1,076,526)	(263,985)
Proceeds from sale of investments	1,013,561	1,994,261
Cash used in investing activities	(24,352,829)	(4,504,574)

PHOENIX DIGITAL TECH CO., LTD.
Statements of Cash Flows
December 31, 2006 and 2005

(Continued)

Cash flows from financing activities:
Proceeds from short and long-term notes	36,081,244	6,367,333
Principal payments of notes payable	(9,172,053)	(11,338,720)
Dividends	(537,635)	(266,828)
Cash provided by (used in) financing activities	26,371,556	(5,238,215)

Net increase (decrease) in cash	(7,430,253)	7,109,696

Effect of foreign currency translation	1,122,121	306,904

Cash and cash equivalent - beginning of year	7,582,224	165,624

Cash and cash equivalent - end of year	$1,274,092	$7,582,224

Supplemental Information:
Cash paid during the year for:
Interest paid	$337,023	$201,449

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

Note 1 - Nature of Business

Description of Business

Phoenix Digital Tech Co., Ltd. (“the Company”) was incorporated under the laws of Republic of Korea on May 15, 1992 and is located in Pyung Taek, Korea. The Company is in business of designing, manufacturing and installing automated assembly line for Flat Panel Displays, and manufacturing and testing PCB related equipment based on customers’ specification.

Note 2 - Summary of Significant Accounting Policies:

The following summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements.  The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity.  These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

(a)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the carrying amount of property, plant and equipment, goodwill and intangible assets; valuation allowances for doubtful receivables and deferred tax assets; depreciation and amortizable lives; recoverability of inventories; and amounts recorded for contingencies. These estimates are often based on complex judgments and assumptions that management believes to be reasonable but are inherently uncertain and unpredictable. Actual results may differ from those estimates.

(b)	Foreign Currency Transactions and Translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations and comprehensive income.

The functional currency of the Company is the Korean Won (“KRW”). Assets and liabilities of the Company are translated into U.S. dollars, in accordance with Statement of Financial Accounting Standards (“SFAS”) No 52, Foreign Currency Translation, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the year. The gains and losses resulting from translation of financial statements are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity.

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

(c)	Revenue Recognition

The Company recognizes revenue from the sale of automated assembly equipment and related services at the time when goods are shipped or services are provided, and the customer takes ownership and assumes risk of loss, collections of the relevant receivable is probable, persuasive evidence of an arrangement exists and the sales price is fixed or determinable.

During 2006, the Company changed its revenue recognition policy. Under the revised policy, revenue is recorded as the goods are shipped rather than the products are delivered and approved by the customer. The policy change was made based on the fact that, according to the terms of sale, the transfer of title to the goods becomes effective at the time of shipment. This change in method resulted in increases in sales of $6,190,200 and net income of $140,500 for the year ended December 31, 2005.

(d)	Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand, cash in bank accounts and interest-bearing savings accounts. Cash deposits that are restricted as to withdrawal or pledged as security, are disclosed separately on the face of the balance sheet or in the note, and not included in the cash total for the purpose of the statements of cash flow. The Company considers all unrestricted highly liquid investments with an initial maturity of three months or less to be cash equivalents.

(e)	Trade Accounts Receivable

Trade accounts receivable are presented at face value less allowance for doubtful accounts. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the existing accounts receivable. The Company determines the allowance based on Company’s historical experience and review of specifically identified accounts and ageing data. The Company reviews its allowance for doubtful accounts periodically. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Trade accounts receivables are shown net of allowance of $328,580 and $302,554 as of December 31, 2006 and 2005, respectively.

(f)	Inventories

All inventories are stated at the lower of cost or market where the cost is determined by using the weighted-average method on perpetual basis. Market value for raw materials is based on replacement cost and for work-in-process and finished goods on net realizable value. Net realizable value is determined by deducting selling expenses from selling price.

(g)	Investment in Marketable Securities

Investments with original maturities of less than 90 days are considered cash equivalents, and all other investments are classified as short-term or long-term investments. Management determines the appropriate classification of investments at the time of purchase and reevaluates such designation as of each balance sheet date. Marketable securities that are bought and held principally for the purpose of selling them in near term are classified as trading securities and are reported at fair value with net unrealized gain or loss recognized in earnings Available-for-sale investments are stated at fair value with net unrealized gain or loss reported in stockholders’ equity. Investments classified as held-to-maturity are carried at amortized cost in the absence of any other than temporary decline in value. Realized gains and losses, and declines in value determined from other than temporary are included in interest income. The cost of securities sold is computed using the specific identification method.

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

(h)	Property and Equipment

Property and equipment, including renewals and betterments, are stated at cost.  The cost of renewals and betterment that extend the economic useful lives of the related assets are capitalized.  Expenditures for ordinary repairs and maintenance are charged to expense as incurred.

Depreciation is provided using the straight-line method over the following estimated useful lives of the assets.

Buildings and improvements	20 to 40 years
Machinery and equipment	5 to 8 years
Tools	2 to 6 years
Vehicles and transportation equipment	4 to 5 years
Office furniture and equipment	2 to 10 years

Upon sale or disposition of assets, gain or loss is included in the statement of operations.

(i)	Construction in Progress

Construction in progress (CIP) is stated at cost, which includes the cost of construction and other direct costs attributable to the construction. No provision for depreciation is made on construction in progress until such time as the relevant assets are completed and put into use. CIP at December 31, 2006 represents capitalized interest expense on a loan for the purchase of a land.

(j)	Government Grants

Government grants, without obligation to repay, are recorded as a contra asset to the relevant property acquired and reduces the depreciable basis of the assets.

(k)	Long-Lived Assets

In accordance with SFAS No. 144, Accounting for Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of are separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and are no longer depreciated. The assets and liabilities of a disposal group classified as held for sale are presented separately in the appropriate asset and liability sections of the balance sheet.

Goodwill
Goodwill represents the excess of costs over fair value of assets of businesses acquired. Goodwill is not amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142, Goodwill and Other Intangible Assets.  Goodwill is tested for impairment more frequently if events and circumstances indicate that the asset might be impaired.

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

At December 31, 2006 and 2005, the Company’s management believes there was no significant impairment of its long lived assets. There can be no assurance however, that market conditions will not change or demand for the Company’s products and services will continue, which could result in impairment of long-lived assets in the future.

(l)	Fair Value of Financial Instruments

The carrying value of cash, cash equivalents, investment securities, accounts receivable and accounts payable and accrued expenses approximate fair value due to the short maturity of these instruments. The carrying value of short and long-term debts approximates fair value based on discounting the projected cash flows using market rates available for similar maturities. None of the financial instruments are held for trading purposes.

Currency Risk
The Company has foreign currency risk as liabilities and expenses are denominated in foreign currencies. Depreciation and appreciation of the Korean Won against foreign currencies affects the Company’s results of operations and comprehensive income (loss).

Concentration of Credit Risk
SFAS No. 105, Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk, requires disclosure of any significant off- balance sheet risk and credit risk concentration. The Company does not have significant off-balance sheet risk. The Company maintains cash, cash equivalents and short-term investments with major Korean financial institutions.

The Company provides credit to its customers in the normal course of operations. It carries out, on a continuing basis, credit checks of its customers, and maintains allowance for credit loss contingent upon management’s forecasts.

(m)	Research and Development and Advertising Costs

Research and development costs are charged to expense as incurred.

Advertising costs are charged to expense as incurred. Expenses so charged amounted to $197,163 and $55,545 for the years ended December 31, 2006 and 2005.

(n)	Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(o)	Comprehensive Income

The Company has adopted SFAS No. 130, Reporting of Comprehensive Income. SFAS 130 establishes standards for reporting and presentation of comprehensive income and its components on a full set of financial statements. Other comprehensive income refers to revenues, expenses, gains and losses that under U.S. GAAP are included in comprehensive income but are excluded from net income as these amounts are recorded as a component of stockholders’ equity. The Company’s other comprehensive income represented unrealized gain or loss on available-for-sale marketable securities and foreign currency translation adjustment.

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

(p)	Earnings per Share

SFAS No. 128, “Earnings per Share” requires disclosure on the financial statements of basic and diluted earnings per share. Basic earning (loss) per share is computed by dividing the net earning (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted earning (loss) per share is determined using the weighted average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents, consisting of shares that might be issued upon exercise of common stock options and warrants.

(q)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonable estimated.

(r)	Recent Accounting pronouncements

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Correction” (“SFAS 154”), which replaces Accounting Principles Board (“APB”) Opinion No. 20, “Accounting Changes”, and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements , An amendment of APB Opinion No. 28”. SFAS No. 154 provides guidance on the accounting for and reporting of changes in accounting principles and error correction. It requires retrospective application to prior period financial statements of voluntary changes in accounting principle and changes required by new accounting standards when the standard does not include specific transition provisions, unless it is impracticable to do so. SAFS No. 154 also requires certain disclosures for restatements due to correction of an error. The new pronouncement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15th, 2005, and is required to be adopted by the Company as of January 1, 2006. The impact that the adoption of SFAS No. 154 will have on the Company’s results of operations and financial condition will depend on the nature of future accounting changes adopted by the Company and the nature of transitional guidance provided in future accounting pronouncements.

In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in the Company’s financial statements in accordance with SFAS No. 109. FIN 48 prescribes a recognition threshold and measurement attributes for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The provisions of FIN 48 are effective for the fiscal years beginning after December 15, 2006. The Company does not expect that the adoption of FIN 48 will have a significant effect on its financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS No. 157”), which defines fair value, provides a framework for measuring fair value, and expands the disclosures required for fair value measurements. SFAS No. 157 applies to other accounting pronouncements that require fair value measurements and does not require any new fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and is required to be adopted by the Group in fiscal year 2008. Although the Company will continue to evaluate the application of SFAS No. 157, management does not currently believe the adoption of SFAS No. 157 will have a material impact on the Company’s financial statements.

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

In September 2006, the SEC issued Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB No 108”). SAB No. 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year misstatements should be considered in quantifying a current year misstatement. Under SAB No. 108, the Company should quantify errors using both a balance sheet and income statement approach (“dual approach”) and evaluate whether either approach results in a misstatement that is material when all relevant quantitative and qualitative factors are considered. The adoption of SAB 108 did not have any impact on the Company’s financial statements.

Note 3 - Inventories

Inventories consist of the following as of December 31, 2006 and 2005:

	2006	2005

Raw materials	$459,653	$458,272
Work in process	5,576,049	11,468,988
Finished goods	2,571,083	825,325

Total	$8,606,785	$12,752,585

Note 4 - Investments in Non-securities

The Company holds various short-term and long-term investments in bank time deposits. Time deposits with original maturities less than twelve months are classified as short-term investments and over twelve months are classified as long-term investments.

As of December 31, 2006 and 2005, the Company’s investments in time deposits are as follows:

	2006	2005

Short-term investments	$604,949	$770,037

Long-term investments	$194,985	$138,900

The short-term investments at December 31, 2006 and 2005 include restricted cash of $604,949 and $550,245, respectively, which are pledged as security for bank credit facility and for future purchase from vendors.

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

Note 5 - Investments in Debt and Equity Securities

The Company’s investments in equity securities are classified as available-for-sales, at December 31, 2006 and 2005 as follows:

	Cost	Unrealized Gains (Losses)	Estimated Fair Value
December 31, 2006:
Marketable securities	$4,076,000	$419,528	$4,462,658
Non-marketable securities	7,470,568	-	7,470,568

	$11,546,568	$419,528	$11,933,226

December 31, 2005:
Marketable securities	$4,076,000	$3,070,399	$7,146,399
Non-marketable securities	3,474,474	-	3,474,474

	$7,550,474	$3,070,399	$10,620,873

Marketable securities are carried at their fair market value based on quoted market prices of the securities at December 31, 2006 and 2005, with net unrealized gain or loss recorded in stockholders’ equity. Non-marketable investments in which the company has less than a 20% interest and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for other than temporary impairment.

The Company’s investments in certain government bonds are classified as held-to-maturity at December 31, 2006 and 2005 as follows:

	Maturity Date	Amortized Cost	Fair Value
December 31, 2006:
Debt securities	September 30, 2011	$227,549	$227,549

December 31, 2005:
Debt securities	February 28, 2009	$1,187	$1,187

The Company earned investment income of $2,814 from the held-to-maturity for the year ended December 31, 2006.

Note 6 - Property, Plant and Equipment

Property, plant and equipment consist of the following at December 31:

	2006	2005

Land	$16,493,767	$2,295,383
Buildings and improvements	7,345,285	6,210,025
Machinery and equipment	4,722,664	4,290,314
Furniture and fixtures	540,530	497,716
Small tools	439,516	433,033
Vehicles	155,871	141,428
	29,697,633	13,867,899

Less: Accumulated depreciation	5,545,873	4,821,091
	24,151,760	9,046,808

Construction in progress	533,049	-

Property and equipment, net	$24,684,809	$9,046,808

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

Depreciation expenses for the years ended December 31, 2006 and 2005 were $879,373 and $683,383, respectively.

Note 7 - Intangible Assets

As a part of the Company’s expansion into the manufacturing of flat panel display assembly line business, the Company entered into an agreement on October 2, 2006 to acquire all of the assets and debts of Sun Tech Win (STW). The acquisition was accounted for by the Company as a purchase and recognized goodwill of $1,470,085 and patent of $524,194.

The goodwill represents the intangible benefits that the acquired business is expected to bring to the Company in the future by providing the Company the access to potential strategic customers and broadening the Company’s product/service offerings to its customers.

Research and development expenses for the years ended December 31, 2006 and 2005 were $586,223 and $594,259, respectively.

Note 8 - Short-Term Notes Payable

Notes payable consist of the following at December 31:

	2006	2005
Note payable to Nong-Hyup Center, with interest at 4.0%, is guaranteed by Technology Credit Funds and matures in September 2007.	$537,635	$495,050
Notes payable to Shin-Han Bank, with interest at 4.35% to 5.61%, is secured by real property and mature in October and November 2007.	2,150,540	-
Notes payable to Citi Bank Korea with interest at 5.51% to 5.59%, is unsecured and mature in June 2007.	3,225,810	-
Note payable to Korea Exchange Bank, with interest at 4.68%, is unsecured and matures in November 2007.	1,075,270	-
Note payable to Industrial Development Bank, with interest at 5.2%, is secured by real property and matures in April 2007.	4,585,613	-
Total short-term notes payable	$11,574,868	$495,050

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

Note 9 - Employee Severance Benefits

Employees and directors with one year or more of service are entitled to receive a lump-sum payment upon termination of their employment based on their length of service and rate of pay at the time of termination. Accrued severance benefits represent the amount which would be payable assuming all eligible employees and directors are to terminate their employment as of the balance sheet date. The accrued severance benefits at December 31, 2006, were $743,402.

Note 10 - Long-Term Debt

Long-term debts consist of the following at December 31:

	2006	2005
Note payable to Kook Min Bank, with interest at 4.97%, is secured by a deed of trust covering the Company’s real property and matures in July 2008.	$8,602,160	$-
Note payable to Citi Bank Korea, with interest at 4.98%, is secured by a deed of trust covering the Company’s real property and matures in July 2008.	7,638,718	-
Note payable to Sam Sung Electronics bearing no interest. The note loan is secured by a deed of trust covering the Company’s real property and matures in December 2011.	686,022	-

Total long-term debts	$16,926,900	$-

Following is a summary of principal maturities of notes payable over the next five years as of December 31, 2006:

Years ending December 31,	Amount

2007	$-
2008	16,240,900
2009	-
2010	228,000
2011 and thereafter	458,000

Total	$16,926,900

Note 11 - Income Taxes

The Company’s provision for income taxes for 2006 and 2005 consists of the following:

	2006	2005

Current tax	$1,004,168	$1,427,417
Deferred tax expense (benefit)	137,637	-

Total provision for income taxes	$1,141,805	$1,427,417

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amount in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income.

The Company has deferred tax assets (liabilities) at December 31, 2006 and 2005 as follows:

	2006	2005

Unrealized gain on investments	$(115,370)	$(931,535)
Accrued severance	51,836	1,032,866
Bad debt expense	27,228	-

Net deferred tax assets (liabilities)	$(36,306)	$101,331

The statutory income tax rate applicable to the Company was approximately 27.5% for 2006 and 2005.

Note 12 - Related Party Transactions

Significant transactions with companies affiliated by common control for the years ended and as of December 31, 2006 and 2005 are summarized as follows:

	2006	2005

Purchases from affiliated companies	$2,221,420	$1,699,140

Accounts payable to affiliated companies	$319,960	$396,590

Note 13 - Significant Concentration of Sales

For the years ended December 31, 2006 and 2005, the Company had a major customer which accounted for 71% and 73% of the total revenue, respectively.

Note 14 - Appropriated Retained Earnings

Under the regulation of Restriction of Tax Reduction and Exemption Act in Korea, the Company is required to appropriate a part of their net profits for statutory surplus reserve and reserve for technological development and small business investment.

PHOENIX DIGITAL TECH CO., LTD.
Notes to Financial Statements
December 31, 2006 and 2005

For the statutory surplus reserve, an amount equivalent to 10% or more of the declared dividends is transferred to the reserve until the reserve reaches 50% of the registered capital of the Company. The reserve is not distributable as cash dividends but can be converted into capital upon approval of the shareholders of the Company.

Note 15 - Earnings per Share

The following reconciles the numerators and denominators of the basic and diluted per share computation for the years ended December 31, 2006 and 2005:

	2006	2005
Numerator for basic and diluted earnings per share:
Net income	$3,012,706	$3,334,273

Denominator:
Basic and diluted weighted average shares outstanding	500,000	500,000

Basic and diluted earnings per share	$6.03	$6.67

Note 16- Commitments and Contingencies

Operating Rental Lease

The Company leases transportation vehicles under non-cancellable lease agreement. At December 31, 2006, minimum future rental payments for the lease were $170,700, which are all due in 2007.

Total rental expenses recorded under such lease amounted to $95,819 and $75,593 for the years ended December 31, 2006 and 2005, respectively.

Commitment under Letter of Credit and Loan Guarantee

The Company has an outstanding commitment under standby letters of credit totaling approximately $2,000,000 at December 31, 2006. This standby letter of credit was issued on behalf of affiliated company.

As of December 31, 2006, the Company has an outstanding debt-guarantee it provided on behalf of an affiliated company for debt up to KRW500,000,000.

Note 17- Subsequent Events

On August 27, 2007, the Company entered into a Share Subscription Agreement to sell 500,000 new shares of common stock to Cintel Corporation, a publicly traded company in the United Staes, for an aggregate amount of KRW32,500,000,000. This transaction will result in sale of 50% of the Company’s equity.

CINTEL CORPORATION

PRO-FORMA CONSOLIDATED
FINANACIAL STATEMENTS

JUNE 30, 2007

CINTEL CORP.
Pro-forma Consolidated Balance Sheet
June 30, 2007
(Unaudited)

	Cintel Corp. (US) June 30, 2007	PDT (Korea) June 30, 2007	Pro-forma Adjustments	Cintel Corp. (US) Pro-forma June 30, 2007	Cintel Corp. (US) Dec. 31, 2006

ASSETS
Current assets:
Cash and cash equivalents	$30,006,969	$738,592	$(24,769,670)	$5,975,891	$4,337,088
Accounts receivable, net	8,400,723	9,524,058		17,924,781	5,620,693
Inventories	7,260,091	10,875,440		18,135,531	5,654,590
Prepaid and other current assets	1,484,243	4,886,907		6,371,150	1,068,624
Current portion - loans receivable	1,755,004	5,462,318		7,217,322	430,000
Deferred financing costs	4,142,290	-		4,142,290	-
Total current assets	53,049,320	31,487,315	(24,769,670)	59,766,965	17,110,995
Property, Plant and equipment, net	30,298,614	25,292,823		55,591,437	25,977,243
Loans receivable - less current portion	153,909	-		153,909	-
Investments	42,072,228	285,057		42,357,285	1,959,209
Investments in available-for-sale	-	9,341,766		9,341,766	5,257
Land rights	344,610	-		344,610	356,172
Intangible assets	11,795,619	1,907,176	27,167,600	40,870,395	7,740,271
Security deposits and other assets	-	2,755,979		2,755,979	-
Total Assets	$137,714,300	$71,070,116	$2,397,930	$211,182,346	$53,149,147

LIABILITIES
Current liabilities:
Accounts payable	$13,238,486	$14,715,720	$-	$27,954,206	$8,164,357
Deferred revenue	-	-		-	113,793
Tenant deposits	75,740	-		75,740	-
Current portion - loans payable	16,803,643	23,011,833		39,815,476	11,112,570
Total current liabilities	30,117,869	37,727,553		67,845,422	19,390,720
Accrued severance	109,951	1,215,163		1,325,114	97,404
Loans payable - less current portion	3,545,218	17,062,597		20,607,815	4,877,188
Convertible debentures	91,024,295	-	9,930,331	100,954,626	15,284,295
Total Liabilities	124,797,333	56,005,313	9,930,331	190,732,977	39,649,607
Non-controlling interest	8,783,666	-	7,532,402	16,316,068	8,726,492

STOCKHOLDERS’ EQUITY
Capital stock	89,124	2,097,315	(2,097,315)	89,124	87,619
Additional paid in capital	14,755,903	-		14,755,903	14,319,408
Treasury stock	(5,630)	-		(5,630)	(5,630)
Accumulated other comprehensive (loss) income	481,814	1,908,880	(1,908,880)	481,814	(170,806)
Retained earnings (Accumulated deficit)	(11,187,910)	11,058,608	(11,058,608)	(11,187,910)	(9,457,543)
Total stockholders’ equity	4,133,301	15,064,803	(15,064,803)	4,133,301	4,773,048
Total Liabilities and Stockholders’ equity	$137,714,300	$71,070,116	$2,397,930	$211,182,346	$53,149,147

CINTEL CORP.
Pro-forma Consolidated Statement of Operation
For the Six Months Ended June 30, 2007
(Unaudited)

	Cintel Corp. (US) June 30, 2007	PDT (Korea) June 30, 2007	Pro-forma Adjustments	Cintel Corp. (US) Pro-forma June 30, 2007	Cintel Corp. (US) Dec. 31, 2006

Revenue:
Finished goods	$46,630,171	$24,718,181	$(24,718,181)	$46,630,171	$16,210,675
Merchandise	211,771	154,404	(154,404)	211,771	4,785,720
Services	987,210	-	-	987,210	138,402
	47,829,152	24,872,585	(24,872,585)	47,829,152	21,134,797
Cost of revenue:
Finished goods	44,803,492	22,219,537	(22,219,537)	44,803,492	15,936,096
Merchandise	207,955	137,265	(137,265)	207,955	4,327,766
Services	620,310	-	-	620,310	-
	45,631,757	22,356,802	(22,356,802)	45,631,757	20,263,862
Gross profit	2,197,395	2,515,783	(2,515,783)	2,197,395	870,935
Expenses:
General and administrative	2,119,998	2,922,531	(2,922,531)	2,119,998	2,568,989
Research and development	10,635	-	-	10,635	19,045
Depreciation and amortization	211,718	115,061	(115,061)	211,718	271,111
	2,342,351	3,037,592	(3,037,592)	2,342,351	2,859,145
Income (loss) from operation	(144,956)	(521,809)	521,809	(144,956)	(1,988,210)
Other income (expenses):
Interest and other income	266,173	135,088	(135,088)	266,173	786,677
Interest expense and amortization of deferred financing fees	(1,135,373)	(600,460)	600,460	(1,135,373)	(462,177)
Gain (loss) on disposal of assets	-	1,028,846	(1,028,846)	-	(117,496)
Share of gain (loss) from equity investment	(433,645)	-	-	(433,645)	16,393
Foreign currency transaction gain (loss)	-	2,800	(2,800)	-	58,836
	(1,302,845)	566,274	(566,274)	(1,302,845)	282,233
Income (loss) before income taxes and non-controlling interest	(1,447,801)	44,465	(44,465)	(1,447,801)	(1,705,977)
Income taxes	8,313	-	-	8,313	52,664
Non-controlling interest	274,254	-	-	274,254	27,220
Net Income (loss)	(1,730,368)	44,465	(44,465)	(1,730,368)	(1,785,861)

Foreign currency translation adjustment	869,698	(584,158)	584,158	869,698	591,604
Unrealized loss on investment	-	(419,528)	419,528	-	(722,409)
Total comprehensive income (loss) before non-controlling interest	(860,670)	(959,221)	959,221	(860,670)	(1,916,666)
Foreign currency translation adjustment - non-controlling interest	217,078	-	-	217,078	(48,958)

Total comprehensive income (loss)	$(643,592)	$(959,221)	$959,221	$(643,592)	$(1,965,624)

CINTEL CORP.
Pro-forma Consolidated Statement of Retained Earnings (Accumulated Deficit)
For the Six Months Ended June 30, 2007
(Unaudited)

	Cintel Corp. (US) June 30, 2007	PDT (Korea) June 30, 2007	Pro-forma Adjustments	Cintel Corp. (US) Pro-forma June 30, 2007	Cintel Corp. (US) Dec. 31, 2006

Retained earnings (accumulated deficit) - beginning of period	$(9,457,542)	$10,822,197	$(10,822,197)	$(9,457,542)	$(7,671,682)
Pro-forma adjustments	-	191,946	(191,946)	-	-

Net income (loss)	(1,730,368)	44,465	(44,465)	(1,730,368)	(1,785,861)

Retained earnings (accumulated deficit) - end of period	$(11,187,910)	$11,058,608	$(11,058,608)	$(11,187,910)	$(9,457,543)

CINTEL CORP.
Notes to Pro-forma Consolidated Financial Statements
June 30, 2007
(Unaudited)

Note 1 - Basis of Presentation

These unaudited pro-forma consolidated financial statements have been prepared to give effect to the following:

On August 27, 2007, Cintel Corp. (the "Company") entered into a Share Subscription Agreement with Phoenix Digital Tech Co. Ltd. ("PDT") pursuant to which the Company acquired 500,000 shares of common stock of PDT (the "Shares") which constitutes 50% of the total issued and outstanding of PDT on a fully diluted basis. The Company paid a purchase price of an aggregate of $34,700,000 which was funded by Cintel's convertible bonds financing.

PDT is a limited liability corporation organized under the laws of Republic of Korea with its principle offices in Pyung Taek, Korea.

The pro-forma consolidated financial statements are based on the balance sheets of the following:

a) Cintel as at June 30, 2007 (unaudited) and December 31, 2006 (audited).

b) PDT as at June 30, 2007 (unaudited).

The pro-forma consolidated financial statements include the statement of operations for the following:

a) Cintel for the six months ended June 30, 2007 (unaudited) and for the year ended December 31, 2006 (audited).

b) PDT for the six months ended June 30, 2007 (unaudited).

The pro-forma consolidated balance sheet as at June 30, 2007 gives effect to the transactions as at August 27, 2007 and the pro-forma statement of operations for the six months ended June 30, 2007 gives effect to the transactions as if they had taken place at the beginning of the period.

The pro-forma consolidated financial statements are not necessarily indicative of the actual results that would have occurred had the proposed transactions occurred on the dates indicated and not necessarily indicative of future earnings or financial position.

2. Pro-forma Adjustments:

The consolidation of Cintel with PDT was accounted for by the purchase method, with the net assets of PDT brought forward at their fair market value basis, and the following adjustments:

a) To record the issuance of the convertible bonds by Cintel for the investment in PDT.

b) To eliminate PDT 50% non controlling interest.

c) To reallocate the fair value of the purchase of PDT.